Amounts due from or (to) shareholders	12 Months Ended
Dec. 31, 2021
Amounts due from/(to) shareholders
Amounts due from/(to) shareholders

22 Amounts due from/(to) shareholders

As at December 31, 2020, the amount due from a shareholder of $106,179 was a current account with Mr. Avrom Boris Lasarow. The amount was interest-free, unsecured and repayable on demand and the expected credit loss atDecember 31, 2020 was considered insignificant. The entire amount due fromMr. Lasarow was written off in 2021.

As at December 31, 2020, the amounts due to shareholders consisted of:

(i)	a loan from Eurogenetica Limited of $128,797. The loan is interest-free, unsecured and repayable in 2021. The amount was subsequently settled in 2021.
(ii)	amounts received from Mr. Yeung Danny Sheng Wu of $3,405 and Mr. Tzang Chi Hung Lawrence, of $1,112. The amount is interest-free, unsecured and repayable in 2021. The amount was subsequently settled in 2021.